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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 28, 2000


                                3COM CORPORATION
                                 ______________
             (Exact name of registrant as specified in its charter)



        Delaware                      0-12867                   94-2605794
-----------------------------      -------------            -------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)


                              5400 Bayfront Plaza
                                Santa Clara, CA
                                     95052

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 326-5000


                ----------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

          On July 28, 2000, 3Com Corporation announced that it has completed the separation of Palm, Inc. from 3com through the distribution of 3Com's
532,000,00 shares of Palm, Inc. common stock. On July 27, 2000, 1.4832 shares of Palm common stock were distributed to the holders of each share of 3Com common stock that was issued and outstanding as of the record date, July 11, 2000, and held as of 5:00p.m. Eastern time on July 27, 2000.


Item 7.    Financial Statements and Exhibits

     (c)   Exhibits

           The following exhibits are filed herewith:

           99.1 Text of Press Release, dated July 28, 2000, titled "3Com Completes Separation of Palm, Inc."

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    3COM CORPORATION


Date:  July 28, 2000                By: /s/ Mark D. Michael
                                        _____________________________________
                                        Mark D. Michael
                                        Senior Vice President, General Counsel
                                        and Secretary


                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


         99.1 Text of Press Release, dated July 28, 2000, titled "3Com Completes Separation of Palm, Inc."

                                      -4-